UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2005

This filing is being made only with respect to the registrant’s Munder Internet Fund series in order to permit the inclusion of portions of the Annual Report to Shareholders in the registrant’s Proxy Statement/Prospectus on Form N-14 relating to the proposed reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund. Subsequently, a Form N-CSR will be filed with respect to all of the registrant’s series with fiscal years ended June 30, 2005, as well as a separate Form N-CSR for all of the registrant’s series with fiscal years ending December 31, 2005.
Item 1: Reports to Shareholders.

ANNUAL REPORT
June 30, 2005
Munder Internet Fund
(formerly Munder NetNet Fund®)
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Investments by the Fund in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

MUNDER INTERNET FUND

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

    The Fund earned a return of -4.35% for the year ended June 30, 2005 compared to the -4.76% return for the Inter@ctive Week Internet Index, the 1.25% return for the Morgan Stanley Internet Index and the -3.22% median return for the Lipper universe of science and technology funds. As of June 30, 2005 98.3% of the Fund was invested in publicly traded equities, and 1.9% was invested in private equities.

    The Fund’s greatest strength during the year, relative to its Morgan Stanley Internet benchmark, came from its holdings in the capital markets and commercial services and supplies industries. In the capital markets industry, overweighted positions in Ameritrade Holding Corporation (2.0% of the Fund) and E*TRADE Financial Corporation (1.6% of the Fund) were the key drivers of strong relative returns. Among the commercial services and supplies holdings, an underweight in 51job, Inc. (0.1% of the Fund) helped to boost relative returns. The stock price of 51job, a provider of human resource services in China, declined significantly when the company issued a disappointing earnings report in January. An overweight in Monster Worldwide, Inc. (3.1% of the Fund) also provided relative strength in the commercial services and supplies industry. Monster Worldwide provides recruitment and job placement services. The company’s flagship Internet site, Monster.com allows the posting of résumés and the advertising of positions.

    In the private equity segment of the Fund, the Fund’s investment in BlueStream Ventures, L.P., a privately-held venture capital partnership that focuses on technology companies, was the largest detractor from relative performance for the year. The Fund’s holdings in BlueStream Ventures, L.P. were sold in June 2005, based on a decision by Munder Capital Management to reduce the Fund’s future funding commitments and to redeploy the Fund’s assets into investments in publicly-traded technology companies.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

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v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Internet Fund (the “Fund”) since the inception of its oldest class of shares, Class A Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Internet Fund

CLASS A SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

				S&P	Inter@ctive	Inter@ctive/	Lipper Science &
Class and	With		Without	500®	Week Internet	Morgan Stanley	Technology
Inception Date	Load		Load	Index#	Index#	Internet Index#	Funds Median**

CLASS A 8/19/96	$20,311	*	$21,489	$20,976	$20,943	$19,106	$16,402

CLASS B 6/1/98	N/A		10,040	12,147	14,642	13,358	11,480

CLASS C 11/3/98	N/A		9,011	11,987	11,633	10,612	11,104

CLASS K 4/30/02	N/A		14,201	11,702	15,483	14,217	10,490

CLASS R 7/29/04	N/A		11,179	10,994	10,738	11,620	10,859

CLASS Y 6/1/98	N/A		10,790	12,147	14,642	13,358	11,480

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 8/19/96	(9.84)%	*	(4.59)%	(24.81)%	*	(23.96)%	8.32%	*	9.01%

CLASS B 6/1/98	(10.04)%	†	(5.31)%	(24.83)%	†	(24.52)%	N/A		0.06%

CLASS C 11/3/98	(6.25)%	†	(5.30)%	N/A		(24.52)%	N/A		(1.55)%

CLASS K 4/30/02	N/A		(4.59)%	N/A		N/A	N/A		11.70%

CLASS R 7/29/04	N/A		N/A	N/A		N/A	N/A		11.79%	(a)

CLASS Y 6/1/98	N/A		(4.35)%	N/A		(23.77)%	N/A		1.08%

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. This index was created on January 1, 1999. Performance for earlier periods is that of the Inter@ctive Week Internet Index. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 9/1/96, 6/1/98, 11/1/98, 5/1/02, 8/1/04, and 6/1/98, respectively.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 9/1/96, 6/1/98, 11/1/98, 5/1/02, 8/1/04, and 6/1/98, respectively.

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05 to 6/30/05	Ratio

Actual
Class A	$1,000.00	$924.70	$10.93	2.29%
Class B	$1,000.00	$921.40	$14.48	3.04%
Class C	$1,000.00	$921.50	$14.48	3.04%
Class K	$1,000.00	$924.70	$10.93	2.29%
Class R	$1,000.00	$923.60	$12.11	2.54%
Class Y	$1,000.00	$926.00	$9.74	2.04%

Hypothetical
Class A	$1,000.00	$1,013.44	$11.43	2.29%
Class B	$1,000.00	$1,009.72	$15.15	3.04%
Class C	$1,000.00	$1,009.72	$15.15	3.04%
Class K	$1,000.00	$1,013.44	$11.43	2.29%
Class R	$1,000.00	$1,012.20	$12.67	2.54%
Class Y	$1,000.00	$1,014.68	$10.19	2.04%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Internet Fund

Portfolio of Investments, June 30, 2005

Shares

		Value

COMMON STOCKS — 98.0%
Consumer Discretionary — 17.8%
Diversified Consumer Services — 0.5%
47,097	Apollo Group, Inc., Apollo Educational Group, Class A†, (a)	$3,683,927

Hotels, Restaurants & Leisure — 0.8%
106,200	Ctrip.com International Ltd., ADR(a)	5,403,456

Internet & Catalog Retail — 12.6%
679,000	Amazon.com, Inc.†, (a)	22,461,320
23,000	Blue Nile, Inc.†, (a)	751,870
153,900	Celebrate Express, Inc.†	2,083,806
235,000	drugstore.com, inc.†, (a)	979,950
497,100	eBay, Inc.†, (a)	16,409,271
324,000	eDiets.com, Inc.†, (a)	1,127,520
319,000	FTD Group, Inc.†, (a)	3,620,650
443,618	IAC/ InterActiveCorp†, (a)	10,669,013
874,916	priceline.com Incorporated†	20,411,790
78,096	Provide Commerce, Inc.†, (a)	1,686,093
214,000	Shopping.com Ltd.†, (a)	4,461,900
79,000	Stamps.com Inc.†, (a)	1,481,250

		86,144,433

Media — 3.9%
289,000	Getty Images, Inc.†, (a)	21,461,140
365,000	Harris Interactive, Inc.†, (a)	1,777,550
190,500	Time Warner, Inc.†, (a)	3,183,255

		26,421,945

Total Consumer Discretionary		121,653,761

Financials — 4.8%
Capital Markets — 3.7%
755,400	Ameritrade Holding Corporation†, (a)	14,042,886
779,000	E*TRADE Financial Corporation†	10,898,210
36,000	optionsXpress Holdings Inc.(a)	547,200

		25,488,296

Real Estate — 0.3%
136,063	ZipRealty, Inc.†, (a)	1,747,049

See Notes to Financial Statements.

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares

		Value

COMMON STOCKS (Continued)
Financials (Continued)
Thrifts & Mortgage Finance — 0.8%
515,000	E-LOAN, Inc.†, (a)	$1,720,100
415,000	NetBank, Inc.(a)	3,867,800

		5,587,900

Total Financials		32,823,245

Industrials — 3.2%
Commercial Services & Supplies — 3.2%
60,000	51job, Inc., ADR†, (a)	762,000
737,300	Monster Worldwide, Inc.†, (a)	21,145,764

		21,907,764

Information Technology — 72.0%
Communications Equipment — 5.7%
922,300	Cisco Systems, Inc.†	17,625,153
71,000	Comverse Technology, Inc.†, (a)	1,679,150
131,041	Juniper Networks, Inc.†, (a)	3,299,612
465,000	Nokia Corporation, ADR(a)	7,737,600
263,000	QUALCOMM Incorporated	8,681,630

		39,023,145

Computers & Peripherals — 6.4%
274,000	Apple Computer, Inc.†, (a)	10,085,940
284,000	Dell, Inc.†	11,220,840
396,700	EMC Corporation†	5,438,757
178,000	International Business Machines Corporation(a)	13,207,600
150,000	Novatel Wireless, Inc.†, (a)	1,870,500
475,000	Sun Microsystems, Inc.†, (a)	1,771,750

		43,595,387

Information Technology Services — 3.3%
229,000	Accenture Ltd, Class A†, (a)	5,191,430
441,000	CheckFree Corporation†, (a)	15,020,460
244,000	Fastclick, Inc.†, (a)	2,220,400

		22,432,290

Internet Software & Services — 39.1%
156,000	Akamai Technologies, Inc.†, (a)	2,048,280
755,000	aQuantive, Inc.†, (a)	13,378,600
1,131,833	Ask Jeeves, Inc.†, (a)	34,170,038

See Notes to Financial Statements.

Shares

		Value

Information Technology (Continued)
Internet Software & Services (Continued)
636,500	Autobytel, Inc.†	$3,074,295
89,000	Bankrate, Inc.†, (a)	1,792,460
981,113	CNET Networks, Inc.†, (a)	11,518,267
55,178	Digital Insight Corporation†, (a)	1,319,858
116,981	Digital River, Inc.†, (a)	3,714,147
212,000	Google Inc., Class A†	62,359,800
2,780,054	HomeStore, Inc.†	5,643,510
208,000	HouseValues, Inc.†, (a)	3,760,640
161,000	Hurray! Holding Co., Ltd., ADR†	1,622,880
322,000	InfoSpace, Inc.†, (a)	10,603,460
400,000	iVillage Inc.†, (a)	2,392,000
67,000	J2 Global Communications, Inc.†, (a)	2,307,480
264,000	Knot, Inc. (The)†, (a)	1,755,600
242,000	NetEase.com, Inc., ADR†, (a)	13,820,620
223,674	PlanetOut Inc.†, (a)	1,950,437
524,000	SINA Corporation†, (a)	14,619,600
365,000	Sohu.com, Inc.†, (a)	8,000,800
2,662,000	Tencent Holdings Ltd†	2,020,779
127,500	Tom Online, Inc., ADR†, (a)	1,643,475
390,000	ValueClick, Inc.†, (a)	4,808,700
308,250	VeriSign, Inc.†, (a)	8,865,270
132,800	Websense, Inc.†, (a)	6,381,040
1,280,680	Yahoo! Inc.†, (a)	44,375,562

		267,947,598

Semiconductors & Semiconductor Equipment — 4.6%
189,000	Applied Materials, Inc.(a)	3,058,020
120,000	Fairchild Semiconductor International, Inc.†, (a)	1,770,000
586,000	Intel Corporation	15,271,160
146,000	Maxim Integrated Products, Inc.(a)	5,578,660
70,000	Novellus Systems, Inc.†	1,729,700
170,000	Xilinx, Inc.(a)	4,335,000

		31,742,540

Software — 12.9%
146,950	Blackboard, Inc.†, (a)	3,515,044
112,000	Check Point Software Technologies Ltd.†, (a)	2,217,600
64,000	JAMDAT Mobile Inc.†, (a)	1,771,520
218,000	KongZhong Corporation, ADR†, (a)	1,994,700

See Notes to Financial Statements.

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares

		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
130,000	Macromedia, Inc.†	$4,968,600
153,000	Macrovision Corporation†, (a)	3,448,620
1,252,000	Microsoft Corporation	31,099,680
1,017,000	Oracle Corporation†, (a)	13,424,400
156,000	Red Hat, Inc.†, (a)	2,043,600
480,500	Shanda Interactive Entertainment Limited, ADR†, (a)	17,677,595
44,000	Symantec Corporation†, (a)	956,560
218,400	VERITAS Software Corporation†, (a)	5,328,960

		88,446,879

Total Information Technology		493,187,839

Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
244,000	Linktone Ltd., ADR†, (a)	1,934,920

TOTAL COMMON STOCKS
(Cost $756,337,665)		671,507,529

LIMITED PARTNERSHIPS — 0.7%
Information Technology — 0.7%
Internet Software & Services — 0.1%
1,916,082	@Ventures Expansion Fund, L.P.(b), (c), (d)	631,280
2,848,467	@Ventures III, L.P.†, (b), (c), (d)	258,931

		890,211

Multi-Industry — 0.6%
3,875,000	New Enterprise Associates 10, L.P.†, (b), (c), (d)	2,959,047
1,358,800	Trident Capital Fund V, L.P.†, (b), (c), (d)	1,079,402

		4,038,449

TOTAL LIMITED PARTNERSHIPS
(Cost $8,521,686)		4,928,660

PREFERRED STOCKS — 1.2%
Information Technology — 1.2%
Internet Software & Services — 1.2%
85,719	Mainstream Data Services, Inc., Series D†, (b), (c), (d)	0
1,105,552	WebCT, Inc., Series G†, (b), (c), (d)	7,779,327

TOTAL PREFERRED STOCKS
(Cost $10,213,440)		7,779,327

See Notes to Financial Statements.

Shares

Value

INVESTMENT COMPANY SECURITY — 0.3%
(Cost $2,011,563)
52,100	Nasdaq-100 Trust, Series 1(a)	$1,916,759

Principal
Amount

REPURCHASE AGREEMENT — 0.4%
(Cost $2,724,000)
$2,724,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $2,724,193 on 07/01/2005, collateralized by $2,560,000 FNMA, 5.500% maturing 03/15/2011 (value $2,779,200)	2,724,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.5%
(Cost $154,251,455)
154,251,455	State Street Navigator Securities Lending Trust – Prime Portfolio(e)	154,251,455

TOTAL INVESTMENTS
(Cost $934,059,809)	123.1%	843,107,730
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(158,033,937)

NET ASSETS	100.0%	$685,073,793

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $12,707,987, 1.9% of net assets.

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Munder Internet Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $12,707,987, 1.9% of net assets.

Security	Acquisition Date	Cost

@Ventures Expansion Fund, L.P.	2/24/00	$157,014
	3/23/00	628,057
	6/15/00	471,043
@Ventures III, L.P.	3/15/01	392,536
	11/06/98	622,048
	1/05/99	128,877
	4/01/99	414,098
	7/23/99	515,509
	9/24/99	515,509
	1/21/00	128,877
	5/08/00	38,663
	9/18/00	25,776
	1/30/01	33,214
	7/18/01	27,208
Mainstream Data Services, Inc., Series D	8/29/00	213,440
New Enterprise Associates 10, L.P.	10/26/00	377,160
	1/05/01	188,580
	7/27/01	94,290
	9/26/01	188,580
	1/16/02	199,046
	4/23/02	199,046
	7/12/02	199,046
	11/12/02	199,046
	2/04/03	201,185
	7/16/03	203,818
	9/19/03	210,050
	12/10/03	210,684
	4/19/04	211,398
	8/16/04	213,872
	12/28/04	227,654

See Notes to Financial Statements.

Security	Acquisition Date	Cost

Trident Capital Fund V, L.P.	10/18/00	$282,501
	6/26/02	99,704
	11/08/02	99,704
	1/15/03	199,408
	10/01/03	100,685
	12/05/03	100,685
	2/06/04	100,685
	6/10/04	104,670
	11/23/04	105,880
	1/28/05	105,880
WebCT, Inc., Series G	9/14/00	10,000,000

(e)	As of June 30, 2005, the market value of the securities on loan is $150,416,458.

ABBREVIATIONS:

ADR    — American Depositary Receipt
FNMA — Federal National Mortgage Association

See Notes to Financial Statements.

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Internet Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	85.0%	$582,398,174
China	10.1	69,500,825
Finland	1.1	7,737,600
Israel	1.0	6,679,500
Bermuda	0.8	5,191,430

TOTAL COMMON STOCKS	98.0	671,507,529
LIMITED PARTNERSHIPS	0.7	4,928,660
PREFERRED STOCKS	1.2	7,779,327
INVESTMENT COMPANY SECURITY	0.3	1,916,759
REPURCHASE AGREEMENT	0.4	2,724,000
COLLATERAL FOR SECURITIES ON LOAN	22.5	154,251,455

TOTAL INVESTMENTS	123.1	843,107,730
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(158,033,937)

NET ASSETS	100.0%	$685,073,793

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Internet Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $150,416,458 of securities loaned)	$840,383,730
Repurchase agreement	2,724,000

Total Investments	843,107,730
Cash	954
Interest receivable	193
Dividends receivable	63,901
Receivable for investment securities sold	2,819,709
Receivable for Fund shares sold	331,684
Prepaid expenses and other assets	27,334

Total Assets	846,351,505

LIABILITIES:
Payable upon return of securities loaned	154,251,455
Payable for Fund shares redeemed	2,740,889
Payable for investment securities purchased	1,388,579
Transfer agency/record keeping fees payable	1,433,036
Investment advisory fees payable	571,581
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	319,820
Trustees’ fees and expenses payable	63,228
Administration fees payable	52,093
Custody fees payable	13,688
Shareholder servicing fees payable — Class K Shares	14
Accrued expenses and other payables	443,329

Total Liabilities	161,277,712

NET ASSETS	$685,073,793

Investments, at cost	$934,059,809

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(52,852)
Accumulated net realized loss on investments sold	(3,572,258,651)
Net unrealized depreciation of investments	(90,945,113)
Paid-in capital	4,348,330,409

$685,073,793

NET ASSETS:
Class A Shares	$358,457,117

Class B Shares	$196,037,645

Class C Shares	$124,925,478

Class K Shares	$68,296

Class R Shares	$11,195

Class Y Shares	$5,574,062

SHARES OUTSTANDING:
Class A Shares	20,253,118

Class B Shares	11,674,455

Class C Shares	7,435,559

Class K Shares	3,857

Class R Shares	634

Class Y Shares	308,805

CLASS A SHARES:
Net asset value and redemption price per share	$17.70

Maximum sales charge	5.50%
Maximum offering price per share	$18.73

CLASS B SHARES:
Net asset value and offering price per share*	$16.79

CLASS C SHARES:
Net asset value and offering price per share*	$16.80

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$17.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$17.66

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$18.05

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Internet Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$101,295
Dividends(a)	3,502,336
Securities lending	677,464

Total Investment Income	4,281,095

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	811,380
Class B Shares	2,949,658
Class C Shares	1,432,015
Class R Shares	49
Shareholder servicing fees:
Class K Shares	357
Investment advisory fees	7,684,872
Transfer agency/record keeping fees	6,198,481
Administration fees	825,106
Printing and mailing fees	665,750
Custody fees	150,276
Legal and audit fees	73,795
Registration and filing fees	57,758
Trustees’ fees and expenses	35,120
Other	142,191

Total Expenses	21,026,808
Fees waived by transfer agent	(159,799)

Net Expenses	20,867,009

NET INVESTMENT LOSS	(16,585,914)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated issuers	(184,545,987)
Security transactions of affiliated issuers	(14,473,135)
Foreign currency-related transactions	23,405
Net change in unrealized appreciation/(depreciation) of:
Securities	155,771,283
Foreign currency-related transactions	(241)

Net realized and unrealized loss on investments	(43,224,675)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,810,589)

(a)	Net of foreign withholding taxes of $2,885.

See Notes to Financial Statements.

Munder Internet Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment loss	$(16,585,914)	$(27,618,905)
Net realized gain/(loss) from security and foreign currency-related transactions	(198,995,717)	8,141,364
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	155,771,042	244,586,460

Net increase/ (decrease) in net assets resulting from operations	(59,810,589)	225,108,919
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	12,435,888	(58,281,916)
Class B Shares	(189,023,538)	(66,901,387)
Class C Shares	(55,325,365)	(25,205,589)
Class K Shares	(148,646)	(122,555)
Class R Shares	10,000	—
Class Y Shares	(478,008)	846,754
Short-term trading fees	70,157	28,215

Net increase/(decrease) in net assets	(292,270,101)	75,472,441
NET ASSETS
Beginning of year	977,343,894	901,871,453

End of year	$685,073,793	$977,343,894

Accumulated net investment loss	$(52,852)	$(101,416)

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Internet Fund

Statements of Changes In Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$141,128,764	$88,715,168
Redeemed	(128,692,876)	(146,997,084)

Net increase/(decrease)	$12,435,888	$(58,281,916)

Class B Shares:
Sold	$7,389,474	$18,627,040
Redeemed*	(196,413,012)	(85,528,427)

Net decrease	$(189,023,538)	$(66,901,387)

Class C Shares:
Sold	$4,215,404	$29,097,174
Redeemed	(59,540,769)	(54,302,763)

Net decrease	$(55,325,365)	$(25,205,589)

Class K Shares:
Sold	$17,084	$141,282
Redeemed	(165,730)	(263,837)

Net decrease	$(148,646)	$(122,555)

Class R Shares:
Sold	$10,000	$—

Net increase	$10,000	$—

Class Y Shares:
Sold	$652,334	$1,949,726
Redeemed	(1,130,342)	(1,102,972)

Net increase/(decrease)	$(478,008)	$846,754

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	8,327,586	5,330,716
Redeemed	(7,653,168)	(8,751,825)

Net increase/(decrease)	674,418	(3,421,109)

Class B Shares:
Sold	459,408	1,158,158
Redeemed*	(12,179,182)	(5,285,619)

Net decrease	(11,719,774)	(4,127,461)

Class C Shares:
Sold	258,537	1,780,225
Redeemed	(3,747,794)	(3,355,373)

Net decrease	(3,489,257)	(1,575,148)

Class K Shares:
Sold	1,078	7,935
Redeemed	(9,452)	(15,613)

Net decrease	(8,374)	(7,678)

Class R Shares:
Sold	634	—

Net increase	634	—

Class Y Shares:
Sold	38,461	115,881
Redeemed	(65,336)	(65,422)

Net increase/(decrease)	(26,875)	50,459

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.53	$14.58	$10.66	$24.65	$70.03

Income/(Loss) from investment operations:
Net investment loss	(0.31)	(0.40)	(0.30)	(0.28)	(0.61)
Net realized and unrealized gain/(loss) on investments	(0.52)	4.35	4.22	(13.71)	(44.30)

Total from investment operations	(0.83)	3.95	3.92	(13.99)	(44.91)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$17.70	$18.53	$14.58	$10.66	$24.65

Total return(b)	(4.59)%	27.09%	36.77%	(56.75)%	(64.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$358,457	$362,780	$335,313	$298,741	$826,510
Ratio of operating expenses to average net assets	2.29%	2.47%	3.04%	2.60%	1.86%
Ratio of net investment loss to average net assets	(1.75)%	(2.36)%	(2.80)%	(1.71)%	(1.36)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	2.31%	2.55%	3.16%	2.64%	1.86%

(a)	The Munder Internet Fund Class A Shares and Class B Shares commenced operations on August 19, 1996 and June 1, 1998, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$17.71	$14.04	$10.34	$24.10	$68.98

(0.42)	(0.50)	(0.36)	(0.39)	(1.07)
(0.50)	4.17	4.06	(13.37)	(43.34)

(0.92)	3.67	3.70	(13.76)	(44.41)

—	—	—	—	(0.47)

—	—	—	—	(0.47)

0.00 (d)	0.00 (d)	—	—	—

$16.79	$17.71	$14.04	$10.34	$24.10

(5.31)%	26.14%	35.78%	(57.10)%	(64.80)%

$196,038	$414,394	$386,440	$352,103	$994,190
3.04%	3.22%	3.79%	3.35%	2.61%
(2.47)%	(3.11)%	(3.55)%	(2.46)%	(2.11)%
72%	43%	40%	50%	44%
3.06%	3.30%	3.91%	3.39%	2.61%

See Notes to Financial Statements.

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$17.72	$14.05	$10.35	$24.12	$69.03

Income/(Loss) from investment operations:
Net investment loss	(0.42)	(0.50)	(0.36)	(0.39)	(1.14)
Net realized and unrealized gain/(loss) on investments	(0.50)	4.17	4.06	(13.38)	(43.30)

Total from investment operations	(0.92)	3.67	3.70	(13.77)	(44.44)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$16.80	$17.72	$14.05	$10.35	$24.12

Total return(b)	(5.30)%	26.12%	35.75%	(57.09)%	(64.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$124,925	$193,615	$175,609	$153,079	$464,624
Ratio of operating expenses to average net assets	3.04%	3.22%	3.79%	3.35%	2.61%
Ratio of net investment loss to average net assets	(2.49)%	(3.11)%	(3.55)%	(2.46)%	(2.11)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	3.06%	3.30%	3.91%	3.39%	2.61%

(a)	The Munder Internet Fund Class C Shares, Class K Shares, and Class R Shares commenced operations on November 3, 1998, April 30, 2002, and July 29, 2004, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

(e)	Annualized.

See Notes to Financial Statements.

K Shares					R Shares

Year	Year	Year	Period		Period
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/05(c)

$18.54	$14.59	$10.66	$12.45		$15.78

(0.31)	(0.40)	(0.30)	(0.03)		(0.32)
(0.52)	4.35	4.23	(1.76)		2.20

(0.83)	3.95	3.93	(1.79)		1.88

—	—	—	—		—

—	—	—	—		—

0.00 (d)	0.00 (d)	—	—		0.00	(d)

$17.71	$18.54	$14.59	$10.66		$17.66

(4.59)%	27.00%	36.87%	(14.38)%		11.79%

$68	$227	$290	$610		$11
2.29%	2.47%	3.04%	2.60	%(e)	2.54	%(e)
(1.71)%	(2.36)%	(2.80)%	(1.71	)%(e)	(1.92	)%(e)
72%	43%	40%	50%		72%
2.31%	2.55%	3.16%	2.64	%(e)	2.56	%(e)

See Notes to Financial Statements.

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/2001

Net asset value, beginning of period	$18.85	$14.79	$10.79	$24.91	$70.56

Income/(Loss) from investment operations:
Net investment loss	(0.27)	(0.36)	(0.27)	(0.24)	(0.45)
Net realized and unrealized gain/(loss) on investments	(0.53)	4.42	4.27	(13.88)	(44.73)

Total from investment operations	(0.80)	4.06	4.00	(14.12)	(45.18)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$18.05	$18.85	$14.79	$10.79	$24.91

Total return(b)	(4.35)%	27.36%	37.16%	(56.68)%	(64.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,574	$6,328	$4,220	$3,620	$8,037
Ratio of operating expenses to average net assets	2.04%	2.22%	2.79%	2.35%	1.61%
Ratio of net investment loss to average net assets	(1.47)%	(2.11)%	(2.55)%	(1.46)%	(1.11)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	2.06%	2.30%	2.91%	2.39%	1.61%

(a)	The Munder Internet Fund Class Y Shares commenced operations on June 1, 1998.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

Munder Internet Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Internet Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

    On May 18, 2005, the Fund changed its name from the Munder NetNet Fund to the Munder Internet Fund.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to 25% of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on

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Notes to Financial Statements, June 30, 2005 (continued)

demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $159,799 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K, Class R or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

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Notes to Financial Statements, June 30, 2005 (continued)

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% on the first $1 billion and 0.90% on assets exceeding $1 billion. During the year ended June 30, 2005, the Fund paid an annual effective rate of 1.00% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $825,106 before payment of sub-administration fees and $551,798 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1075% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $248 for its sub-transfer agency and other related services provided to the Fund for the year ended

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Notes to Financial Statements, June 30, 2005 (continued)

June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $155 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited

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Notes to Financial Statements, June 30, 2005 (continued)

to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $591 to Comerica Securities and $910 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $557,948,709 and $798,776,313, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $72,376,470 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $186,726,311 and net depreciation for Federal income tax purposes was $114,349,841. At June 30, 2005, aggregate cost for Federal income tax purposes was $957,457,571.

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Notes to Financial Statements, June 30, 2005 (continued)

6. Transactions with “Affiliated Companies”

    The term “affiliated companies” includes any company in which the Fund owns at least 5% of the company’s voting securities. At, or during the year ended June 30, 2005, the Fund held the following securities of affiliated companies:

		Purchased		Sold
Affiliated	Value at					Value at	Realized
Company	6/30/04	Cost	Shares	Cost	Shares	6/30/2005(a)	Loss

Autobytel, Inc.*
	$13,243,180	$6,627,050	918,000	$10,931,736	1,740,000	$3,074,295	$(430,208)
BlueStream Ventures, L.P.
	4,897,529	600,000	600,000	12,731,979	13,600,000	—	(10,917,527)
Digital Insight Corporation*
	30,450,297	7,440,605	493,000	33,470,746	1,906,722	1,319,858	(3,125,400)

							$(14,473,135)

*	During the year ended June 30, 2005, this security became affiliated and then later unaffiliated.

(a)	At June 30, 2005, the total value of securities of affiliated companies was $0.

7. Investment Concentration

    The Fund primarily invests in equity securities of domestic and, to a lesser extent, foreign companies positioned to benefit from the growth of the Internet. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

8. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $12,656.

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Notes to Financial Statements, June 30, 2005 (continued)

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2005, the Fund had total commitments to contribute $1,883,800 to various issuers when and if required.

10. Contingencies

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

    The Advisor of the Fund and the Board of Trustees are reviewing certain shareholder trading activities which may result in a capital contribution of approximately $3 million by the Advisor to the Fund.

    The Advisor of the Fund and the Board of Trustees are also reviewing the application of the Fund’s redemption fee policy in prior years. This review may result in a capital contribution by the Advisor to the Fund that is expected to be insignificant.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$16,634,478	$234,527	$(16,869,005)

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital	Unrealized
Loss Carryover	Depreciation	Total

$(3,548,860,889)	$(114,342,875)	$(3,663,203,764)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $3,489,553,573 of unused capital losses of which $102,926,897, $2,122,142,797, $859,651,331, $245,904,886 and $158,927,662 expire in 2009, 2010, 2011, 2012 and 2013, respectively. In addition, $24,327,273 of the losses expiring in 2009 may be further limited as this amount was acquired in the reorganization with the Munder International NetNet Fund that occurred on May 3, 2002.

    Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2004 and June 30, 2005 of $59,307,316.

12. Subsequent Event

    On July 15, 2005, the Board of Trustees approved the reorganization of the Amerindo Technology Fund (“Amerindo Fund”) with and into the Fund. The reorganization, which has been approved by the Board of Directors of the Amerindo Fund, is subject to (a) approval by Amerindo Fund shareholders at a Special Meeting called for October 14, 2005, and (b) the satisfaction of certain conditions specified under the terms of the Reorganization Agreement between the Amerindo Fund and the Fund. The reorganization is expected to occur as of the close of business on October 14, 2005.

13. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $3,505,221 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

14. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and

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Notes to Financial Statements, June 30, 2005 (continued)

Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

15. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

17. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding

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Notes to Financial Statements, June 30, 2005 (continued)

the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

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Notes to Financial Statements, June 30, 2005 (continued)

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark indexes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Morgan Stanley Internet Index and trailed the performance of the Inter@ctive Week Internet Index for each of the one-, three-and five-year periods in question and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for the one-year and three-year periods, and trailed the performance of the Lipper peer group for the five-year period.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Investment Advisory Agreement were not unreasonable.

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of breakpoints in the Fund’s advisory fee in May 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. The Board noted the Advisor’s discussion of: (1) how the Fund’s total expense ratio has been negatively affected by the relatively small minimum account size of the Fund’s shareholder accounts and (2) the Advisor’s extensive and continuing efforts to find ways to reduce the Fund’s total expense ratio, including by renegotiating service-provider agreements. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

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Notes to Financial Statements, June 30, 2005 (continued)

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

18. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldsone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/ real estate/ manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan- Business School (since 8/66).	27	None

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Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with	Length of Time
Name, Address and Age	the Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Internet Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Internet Fund (formerly, Munder NetNet Fund) (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Internet Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNNET605

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2005, the registrant had 25 series. The following series of the registrant have a fiscal year ended December 31: Munder S&P MidCap Index Equity Fund, Munder S&P SmallCap Index Equity Fund, Munder Institutional Money Market Fund and Liquidity Money Market Fund (the “12/31 Munder Funds”). The following series of the registrant have a fiscal year ended June 30: Munder Balanced Fund, Munder Bond Fund, Munder Cash Investment Fund, Munder Index 500 Fund, Munder Intermediate Bond Fund, Munder International Bond Fund, Munder International Equity Fund, Munder Internet Fund (formerly Munder NetNet Fund), Munder Large-Cap Core Growth Fund (formerly Munder Multi-Season Growth Fund), Munder Large-Cap Value Fund, Munder Michigan Tax-Free Bond Fund, Munder Micro-Cap Equity Fund, Munder Mid-Cap Core Growth Fund (formerly Munder MidCap Select Fund), Munder Power Plus Fund®, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Tax-Free Money Market Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short & Intermediate Bond Fund, Munder Technology Fund (formerly Munder Future Technology Fund) and Munder U.S. Government Income Fund (the “6/30 Munder Funds”).
Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, including services rendered for the Munder Emerging Markets Fund and Munder International Growth Fund series of the registrant, which were merged into the Munder International Equity Fund, and for the Munder Small Company Growth series of the registrant, which was merged into the Munder Micro-Cap Equity Fund during the relevant time period.
(a)     Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$404,728
Year ended 12/31/04	$62,800	N/A
Year ended 6/30/04	N/A	$414,000
Year ended 12/31/03	$75,500	N/A
(b)     Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended December 31 or June 30 for the 12/31 Munder Funds or 6/30 Munder Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2005 and 2004, $11,500 and $0, respectively, in fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant. The fees paid during the fiscal year ended June 30, 2005 related to reorganization transactions involving certain Munder Funds in which E&Y was asked to provide consents to include portions of the affected Funds’ audited financial statements in the reorganization proxy statements/prospectuses.
(c)     Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$129,600
Year ended 12/31/04	$32,250	N/A
Year ended 6/30/04	N/A	$139,950
Year ended 12/31/03	$31,000	N/A
During the fiscal years ended June 30, 2005 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d)      All Other Fees
The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$39,430
Year ended 12/31/04	$0	N/A
Year ended 6/30/04	N/A	$28,000
Year ended 12/31/03	$0	N/A

During the fiscal years ended June 30, 2005 and 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e)      Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods, except for $11,500 paid during the fiscal year ended June 30, 2005 as disclosed in Item 4(b). One hundred percent (100%) of the services provided for such fees was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)      Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended December 31, 2004 for the 12/31 Munder Funds and for the fiscal year ended June 30, 2005 for the 6/30 Munder Funds were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g)     E&Y did not bill the registrant for any other non-audit services for the fiscal years ended December 31, 2004 and 2003 for the 12/31 Munder Funds or for the fiscal years ended June 30, 2005 and 2004 for the 6/30 Munder Funds other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2005 and 2004 were $268,900 and $211,473, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2005 and 2004 were $102,000 and $56,349, respectively.
(h)      The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a)      Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b)     There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ Enrique Chang
Enrique Chang
President and Principal Executive Officer

Date:	August 30, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang
Enrique Chang
President and Principal Executive Officer

Date:	August 30, 2005

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	August 30, 2005